SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 12, 2004


                            FIDELITY FEDERAL BANCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Indiana                           0-22880               35-1894432
----------------------------             ----------              ---------
(State of other jurisdiction             Commission              (Employer
     of Incorporation)                    File No.           Identification No.)


                               18 NW Fourth Street
                            Evansville, Indiana 47708
         ---------------------------------------------------------------
                    (Address of principal executive offices)



                                 (812) 424-0921
         ---------------------------------------------------------------
               Registrant's telephone number, including area code



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Item 2.01.  Results of Operations and Financial Condition

            The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 2.02 and Item 9.01 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of Fidelity Federal Bancorp (the "Company") under the Securities Act of 1933.

            On October 12, 2004, Fidelity Federal Bancorp issued the press release attached hereto as exhibit 99.1, pursuant to Item 2.01 and also pursuant to Item 9.01.

Item 9.01.  Financial Statements and Exhibits

            (c)  Exhibits

                 99.1       Press release, dated, October 12, 2004.





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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




                                             FIDELITY FEDERAL BANCORP
                                            (Registrant)

Date:  October 13, 2004                      By:  /s/  DONALD R. NEEL
       ----------------                           -------------------
                                                  Donald R. Neel
                                                  President and CEO









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

                                Index to Exhibits


Exhibit No.                   Description


99.1                          Press Release dated October 12, 2004












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